# CORBUS PHARMACEUTICALS®



Connecting Innovation to Purpose

July 2021

NASDAQ: CRBP • CorbusPharma.com • @CorbusPharma

# FORWARD-LOOKING STATEMENTS

This presentation contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and Private Securities Litigation Reform Act, as amended, including those relating to the Company's restructuring, trial results, product development, clinical and regulatory timelines, market opportunity, competitive position, possible or assumed future results of operations, business strategies, potential growth opportunities and other statements that are predictive in nature. These forward-looking statements are based on current expectations, estimates, forecasts and projections about the industry and markets in which we operate and management's current beliefs and assumptions. These statements may be identified by the use of forward-looking expressions, including, but not limited to, "expect," "anticipate," "intend," "plan," "believe," "estimate," "potential," "predict," "project," "should," "would" and similar expressions and the negatives of those terms. These statements relate to future events or our financial performance and involve known and unknown risks, uncertainties, and other factors, including the potential impact of the recent COVID-19 pandemic and the potential impact of sustained social distancing efforts, on our operations, clinical development plans and timelines, which may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Such factors include those set forth in the Company's filings with the Securities and Exchange Commission. Prospective investors are cautioned not to place undue reliance on such forward-looking statements, which speak only as of the date of this press release. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise.

# Expanding Our Therapeutic Focus


CONTINUED FOCUS
EXPANDED FOCUS
INFLAMMATION
METABOLISM
IMMUNO-ONCOLOGY
FIBROSIS
ENDOCANNABINOID SYSTEM BIOLOGY
TGFβ-INTEGRIN BIOLOGY

Expertise across all phases of drug development

Track record of executing complex global studies on time and on budget

Funded through Q1 2024

# A Diverse Pipeline with Multiple Shots on Goal

| Compound | Therapeutic Areas / Indications | Preclinical | Phase 1 | Phase 2 | Phase 3 |
|---|---|---|---|---|---|
| **TARGETING THE ENDOCANNABINOID SYSTEM** | | | | | |
| Lenabasum | Dermatomyositis* | | | | |
| | Lupus | | | | |
| CB1 Inverse Agonists | Metabolism | | | | |
| CB2 Agonists | Solid Tumors | | | | |
| **TARGETING THE TGFβ ACTIVATING INTEGRINS** | | | | | |
| Anti-αvβ8 mAb | Solid Tumors | | | | |
| Anti-αvβ6/αvβ8 mAb | Fibrosis | | | | |

*Topline results from DETERMINE study showed no significant differences in the primary or secondary endpoints.
CB1 = cannabinoid receptor type 1; CB2 = cannabinoid receptor type 2



PROGRAM 1:

# TARGETING THE ENDOCANNABINOID SYSTEM

# Endocannabinoid System

2 GPCRs:
CB1 and CB2

2 endogenous agonists:
anandamide & 2-AG

Metabolic enzymes
FAAH and MAGL


Cannabinoid Type 1 Receptor
Cannabinoid Type 2 Receptor
Cortex
Basal ganglia
Amygdala and hypothalamus
Cerebellum
Brainstem
Blood vessels
Heart
Liver
Pancreas
Kidney
Adipose tissue
Gastrointestinal tract
Reproductive organs
Skeletal muscle
Connective tissue
Thymus
Spleen
Gastrointestinal tract
Bone marrow

Haspula, et al. *Cannabinoid Receptors: An Update on Cell Signaling, Pathophysiological Roles and Therapeutic Opportunities in Neurological, Cardiovascular, and Inflammatory Diseases*, International Journal of Molecular Sciences. 2020;21:5.

# LENABASUM:

## A LATE-STAGE CB2 AGONIST FOR AUTOIMMUNE DISEASES

# Lenabasum: CB2 Agonist in Late-Stage Development

**PURPOSE**

Inflammatory and fibrotic diseases

**INNOVATION**

- First-in-class
- Targets activated immune cells
- Non-immunosuppressive
- Add-on to current therapies

**MOA**

- Activates resolution of inflammation
- Reduces levels of inflammatory mediators
- Inhibits fibrotic processes



α
γ
β
P
P
Intracellular Signaling
cAMP
PLC, DAG, PKC, IP3
Rho, ROCK
P38, MEK, ERK
Transcriptional Control
Intracellular Signaling
GRKs
Channel Conductance
Intracellular Signaling
Kinases Transcriptional Control
Trafficking
Desensitization
Internalization
Resensitization
Recycling
LEGEND
CB Receptor
P Phosphorylation Site
Ligand
GDP
βArrestin
G-Protein Complex

Howlett, et al. *CB 1 and CB 2 Receptor Pharmacology*, Advances in Pharmacology. 2017;80:192.

# Key Lenabasum Phase 2 and 3 Studies

| Target (Program) | Phase | Number Dosed | Status |
|---|---|---|---|
| Dermatomyositis | 3 | 175 | • Primary efficacy endpoint (Total Improvement Score) not met<br>• Additional data analyses being completed and preparing for discussions with FDA |
| SLE | 2 | 102 | • Ongoing, topline data expected second half of 2021 |
| Systemic Sclerosis | 3 | 363 | • Primary efficacy endpoint (ACR CRISS score) not met<br>• FVC changes seen in sub-population in post-hoc analysis<br>• Acceptable safety profile<br>• Analyzing data on FVC in conjunction with dermatomyositis data on FVC |
| Cystic Fibrosis | 2b | 525 | • Primary efficacy endpoint (pulmonary exacerbation rate) was not met<br>• Acceptable safety profile<br>• Not planning additional studies in CF |

**ACCEPTABLE SAFETY PROFILE IN STUDIES TO DATE, ~1,300 SUBJECTS HAVE RECEIVED LENABASUM**

Most common adverse events related to lenabasum: Dizziness, headache, fatigue

# Dermatomyositis at a Glance

**DERMATOMYOSITIS** *der·mat·o·my·o·si·tis*

Chronic, rare, inflammatory, clinically heterogenous autoimmune diseases



*Images provided by Myositis Support and Understanding and The Myositis Association.*



Dermatomyositis (DM) Subtypes
10%
20%
70%
Classic DM (Muscle weakness and skin involvement)
Amyopathic/hypomyopathic DM (no or little muscle weakness but skin involvement)
Juvenile-onset DM (onset < 18 years of age)

1. Derived from Waldman, R. et al., JAM ACAD DERMATOL FEBRUARY 2020

# Significant Unmet Need Remains for Treatment of Dermatomyositis

## 30% MORTALITY

in five years[2]

Affects

## ~ 80,000

People in North America, Europe and Japan[1,2]

## CONDITION MAY BE FATAL IN ADULTS

due to severe muscle weakness, malnutrition, pneumonia and lung failure[3]

Typically treated with immunosuppressants and immunomodulating agents with **variable effectiveness and toxicity concerns**

1. Health Advances, LLC Analysis, 2. Schiopu et al, 2012, 3. NIH's U.S. National Library of Medicine

## Double-blind, Randomized, Placebo-controlled study

*Trial in adults with active classic dermatomyositis or amyopathic/hypomyopathic dermatomyositis*

### PRIMARY ENDPOINT

ACR & EULAR 2016 Total Improvement Score (TIS) in Adult Dermatomyositis and Polymyositis at Week 28, lenabasum BID vs. placebo (n = 175)

MULTINATIONAL

2:1:2 DOSING

Placebo | 5 mg BID | 20 mg BID

### KEY SECONDARY ENDPOINTS

- Proportion of subjects who achieve Definition of Improvement (DOI)
- Change in Investigator Global Assessment (IGA) scale of skin activity
- Change in CDASI activity score

ORPHAN DRUG DESIGNATION FROM

FDA | EUROPEAN MEDICINES AGENCY SCIENCE MEDICINES HEALTH

*The timing of the primary efficacy endpoint was changed from Week 52 to Week 28 following developments in competitive landscape with studies that were shorter than one year using the same efficacy endpoint as DETERMINE.*

# Phase 3 Study did not Meet Primary Endpoint of Total Improvement Score (TIS) at Week 28
# Lenabasum was Associated with Higher TIS Compared to Placebo at all Timepoints



TIS Score, Mean (SEM)
45
40
35
30
25
20
15
10
5
0
0
4
8
12
16
20
24
28
32
36
40
44
48
52
N = 66, 65
15.6
12.7
N = 66, 67
24.0
20.4
N = 65, 66
*p = 0.1965
28.3
26.7
N = 42, 44
34.5
31.4
N = 35, 39
40.6
34.8
Placebo BID
Lenabasum 20 mg BID

- Nominal p = 0.0795, lenabasum 20 mg twice daily (BID) group versus control, overall, visits Weeks 4-52, MMRM
- Lenabasum 20 mg BID showed greater treatment effect than 5 mg BID throughout

Fixed effects in MMRM were baseline MMT-8, treatment, region, visit, immunosuppressant use, treatment x visit, and treatment x immunosuppressant interaction

# Highest Improvement in TIS Seen in Lenabasum-Treated Subjects with Muscle Weakness (MMT-8 < 142)



TIS, Mean (SEM)
Week
N = 43, 42
N = 42, 44
N = 41, 43
*p = 0.1959
N = 26, 27
N = 24, 26
16.9
12.1
27.7
20.7
32.1
28.4
40.1
34.4
44.6
39.3
Placebo BID, MMT-8 < 142
Lenabasum 20 mg BID, MMT-8 < 142

- Nominal p = 0.0302, lenabasum 20 mg twice daily (BID) group versus control, overall, visits Weeks 4-52, MMRM

Fixed effects in MMRM were treatment, visit, corticosteroid use, and treatment x visit interaction

# Greater Improvement in CDASI Activity Scores Seen in Lenabasum Treated Subjects vs. Placebo



0
-2
-4
-6
-8
-10
-12
-14
Δ CDASI activity score, mean (SEM)
N = 68, 66
N = 66, 68
N = 65, 66
*p = 0.2775
N = 41, 44
N = 35, 39
Control
Lenabasum 20 mg BID
0 4 8 12 16 20 24 28 32 36 40 44 48 52
Week

Fixed effects in MMRM were baseline CDASI, treatment, corticosteroid use, visit, baseline x visit, and treatment x visit interaction

- Cutaneous Dermatomyositis Activity and Severity Index (CDASI) activity score is a validated outcome that was designed to assess inflammatory skin involvement
- Used as primary endpoint in positive lenabasum Phase 2 study (n = 22) in skin-predominant dermatomyositis
- Nominal p = 0.1083, lenabasum 20 mg twice daily (BID) group versus control, overall, visits Weeks 4-52, MMRM
- Greater overall visit improvement in CDASI activity scores was seen in subjects with skin involvement but no muscle weakness (MMT-8 = 150) who were treated lenabasum 20 mg versus the control, nominal p = 0.0166

# Phase 2 Dermatomyositis Study Biomarkers: Lenabasum Treatment Reduced CD4 and CB2 Expression in Lesional Skin from Dermatomyositis Subjects

Lenabasum treatment was associated with reduction in CD4+ T cell infiltration in skin biopsies in DM

**LENABASUM** | **PLACEBO**


WEEK 0
WEEK 0
WEEK 12
WEEK 12


*
CD4+ Area (%)
15
10
5
0
Week 0
Week 12


ns
CD4+ Area (%)
15
10
5
0
Week 0
Week 12

Lenabasum treatment was associated with reduction in CB2 in skin biopsies in DM

**LENABASUM** | **PLACEBO**


WEEK 0
WEEK 0
WEEK 12
WEEK 12


*
CB2R Area (%)
15
10
5
0
Week 0
Week 12


ns
CB2R Area (%)
15
10
5
0
Week 0
Week 12

CD4 and CB2 expression were significantly decreased at week 12 versus baseline, $p < 0.05$, in paired biopsies of lesional skin from lenabasum-treated subjects, but not paired skin biopsies from placebo-treated subjects from the Phase 2 study of lenabasum in subjects with dermatomyositis. Source: Chen, ACR Abstract 2018

# Phase 2 Dermatomyositis Study Biomarkers: Lenabasum Treatment Reduced Interferon-β and IFNγ Expression in Lesional Skin from Dermatomyositis Subjects

Lenabasum treatment was associated with reduction in interferon-β in skin biopsies in DM



LENABASUM
PLACEBO
WEEK 0
WEEK 0
WEEK 12
WEEK 12



IFN-β Area (%)
*
ns
10
8
6
4
2
0
20
15
10
5
0
Week 0
Week 12
Week 0
Week 12

Lenabasum treatment was associated with reduction in interferon-γ in skin biopsies in DM



LENABASUM
PLACEBO
WEEK 0
WEEK 0
WEEK 12
WEEK 12



IFN-γ Area (%)
*
ns
15
10
5
0
15
10
5
0
Week 0
Week 12
Week 0
Week 12

*IFN-β and IFNγ B2 expression were significantly decreased at week 12 versus baseline, $p < 0.05$, in paired biopsies of lesional skin from lenabasum-treated subjects, but not paired skin biopsies from placebo-treated subjects from the Phase 2 study of lenabasum in subjects with dermatomyositis. Source: Chen, ACR Abstract 2018

# Competitive Landscape

| Treatment | Target & Delivery | Company | Phase | Subjects | Endpoint |
|---|---|---|---|---|---|
| Lenabasum | CB2 agonist (oral) | CORBUS PHARMACEUTICALS | 3 (Primary endpoint not met 2021) | 175 | **TIS**** at Week 28 |
| octagam® 10% | IVIg | Pfizer | Approved 2021 (Primary endpoint met) | 94 | Number of patients who had an increase of ≥20 points on the **TIS** at 16 weeks |
| PF-06823859 | IFNß1 Fibroblast blocker (IV) | Pfizer | 2 | 76 | **CDASI** Activity Score, change from baseline activity at Week 12 |
| Hizentra® Immune Globulin Subcutaneous (Human) 20% Liquid | IVIg | CSL Behring Biotherapies for Life™ | 3 | 126 | Responder Rate: **TIS** >=20 at week 25 and one prior visit (wk 17 or 21) |
| ORENCIA® (abatacept) | CTLA-4 (IV/SC) | Bristol-Myers Squibb | 3 | 150 | Number of subjects who achieve DOI** at Week 24 |
| Stelara® (ustekinumab) | IL-12 & 23 (IV/SC) | Johnson & Johnson | 3 (Japan only) | 50 | Percentage of Participants who achieve Minimal Improvement in **TIS** at Week 24 |
| KZR-616 | Selective Immuno-protenasome Inhibitor (SC) | KEZAR LIFE SCIENCES | 2 | 24 | Mean change in **TIS** at 16 weeks |
| ACTEMRA® tocilizumab | IL-6 (IV) | Genentech A Member of the Roche Group | 2 (Primary endpoint not met 2020) | 36 | Compare the Average **TIS** at Visits 2 Through 7 During the 6-month Treatment Period Between the Treatment and Placebo Arms [Time Frame: Week 4, 8, 12, 16, 20, and 24] |

**TIS = Total Improvement Score
DOI = Definition of Improvement

# Systemic Lupus Erythematosus (SLE): Topline Phase 2 Study Results Expected 2H 2021

NIH

STUDY FUNDED AND MANAGED BY THE AUTOIMMUNITY CENTERS OF EXCELLENCE AT THE NATIONAL INSTITUTES OF HEALTH

## PRIMARY ENDPOINT:

- Mean 7-day average maximum daily pain numerical rating score (NRS) at 12 weeks, n = 101

## KEY SECONDARY ENDPOINTS:

- SLE Responder Index
- SELENA SLEDAI
- BILAG 2004

SLE AFFECTS **+200,000 PEOPLE** IN THE U.S.

Izmirly, et al. *Prevalence of Systemic Lupus Erythematosus in the United States: Estimates from a Meta-Analysis of the Centers for Disease Control and Prevention National Lupus Registries,* Arthritis & Rheumatology, 2021; Epub ahead of print.

# 2ND GENERATION CB1 INVERSE AGONISTS FOR METABOLIC AND FIBROTIC DISEASES

# Obesity is a Growing Health Crisis in the U.S.

Currently **33%** of the U.S. population is obese and it is estimated to rise to **~50% by the end of the decade**[1]

Obese patients are **2 X MORE LIKELY** to develop hypertension, dementia and certain cancers [2]

Obese patients are over **3 X MORE LIKELY** to develop diabetes, osteoarthritis and end stage renal disease [2]

**~ $480B** of annual direct medical costs in the US are attributed to obesity [2]

[1]Ward et al, Projected U.S. State-Level Prevalence of Adult Obesity and Severe Obesity, NEJM, Dec. 2019 | [2]Milkin Institute October 2018

# CB1 Activation Contributes to "Diabesity"



CB1R
Hepatic tissue
Lipogenesis
Glucose production
Insulin signaling
Fatty acid oxidation
Neuronal tissue
Neuropeptide
Appetite
Lipogenesis
Adipose tissue
Lipogenesis
Adipogenesis
Inflammation
Adiponectin secretion
Skeletal tissue
Insulin resistance
Body weight
Pancreatic cells
Insulin secretion
Obesity
Diabetes mellitus
Obesity
Diabetes mellitus
Obesity
Diabesity

**CB1 ACTIVATION INCREASES:**

- Appetite
- Food intake
- Fat production and storage
- Insulin resistance
- Inflammation
- Fibrosis

**CB1 ACTIVATION DECREASES:**

- Insulin secretion
- Fat oxidation
- Energy expenditure

Deeba, et al. *Targeting the endocannabinoid system in diabesity: Fact or fiction?*, Drug Discovery Today. 2021;in press:2.

# CB1 is a Validated Target in Metabolic Diseases

## SEVERAL FIRST GENERATION CB1 INVERSE AGONISTS ADVANCED TO LATE-STAGE CLINICAL DEVELOPMENT

SANOFI


ACOMPLIA®
Rimonabant
sanofi aventis

Rimonabant

- Approved in EU and launched in 2006 for treatment of obesity and other metabolic-related parameters
- Withdrawn in 2008 for depression and suicidality related to rimonabant binding to CB1 in the brain
- Drug class abandoned

* Pfizer — Otenabant

* Bristol Myers Squibb™ — Ibipinabant

* MERCK — Taranabant

## SECOND GENERATION OF CB1 INVERSE AGONISTS AIM TO MAINTAIN POTENCY BUT MINIMIZE CB1 BINDING IN BRAIN

*Pfizer, Bristol Myers Squibb, and Merck were in clinical trials. Trials were terminated due to rimonabant withdrawal.

# CB1 Inverse Agonist Program

**PURPOSE**

- Obesity, diabetes/diabetic nephropathy, NASH

**INNOVATION**

- Second generation small molecule with limited brain levels to increase safety
- Potential to augment effects of GLP-1R agonists in diabetes and obesity
- Potential to preserve renal function

**MOA**

- Reduces appetite, food intake, lipogenesis, dyslipidemia, inflammation
- Increases insulin sensitivity and secretion



FOOD
Intestine
Glucose
GLP-1
CB1
GLP-1
Glucose
Pancreas
L cell
GLP-1
AC
GLP-1R
CB1
Insulin
ATP
cAMP
Glut2
Glucose
PKA
DAGL
NAPE-PLD
2AG/AEA
Nucleus
K+
Ψ
[Ca2+i]
Ca2+
Beta cell

Gonzalez-Mariscal, et al. *Blockade of cannabinoid 1 receptor improves GLP-1R mediated insulin secretion in mice*, Molecular and Cellular Endocrinology. 2016;423:1-10.
Neurological, Cardiovascular, and Inflammatory Diseases, International Journal of Molecular Sciences. 2020;21:5.

# DIO Model: CRB-556 Induces Weight Loss in Obese Mice



105
100
95
90
85
Δ BW (%)
0
5
10
15
20
Time (Days)
Vehicle
CRB-556 5 mg/kg BID
Rimonabant 10 mg/kg QD
CRB-556 10 mg/kg BID
*
**
***
*
**
***

Mice received a high-fat diet for 14 weeks to induce obesity and glucose intolerance prior to testing, then continued to receive high-fat diet while receiving test compounds. Vehicle is CRB-556 control. Day 0 is start of dosing with test compounds. N = 10 mice per time point per dose of compound.

- CB1 inverse agonist CRB-556 induced dose-dependent weight loss in mice with diet-induced obesity
- Effect similar to rimonabant



Chow diet



High fat diet

Note, mice pictured were not treated with CRB-556.
Photos are courtesy of GVK-Aragen.

# DIO Model: CRB-556 Improves Glucose Tolerance and Insulin Sensitivity in Obese Mice

CRB-556 improved glucose tolerance and insulin sensitivity in mice with diet-induced obesity, similar to rimonabant



Vehicle BID
Rimonabant 10 mg/kg QD
CRB-556 5 mg/kg BID
CRB-556 10 mg/kg BID
oGTT
Blood glucose (mg/dl)
350
300
250
200
150
100
50
Basal
30
60
90
120
Time, min
ITT
Blood glucose (% of Basal)
100
80
60
40
20
Basal
30
60
90
120
Time, min
*P ≤ 0.05, ** P ≤ 0.01 vs vehicle, or #P ≤ 0.05 vs Rimonabant
1-way ANOVA at each timepoint followed by Dunnett's test

Mice received a high-fat diet for 14 weeks to induce obesity and glucose intolerance prior to testing, then continued to receive high-fat diet while receiving test compounds for 28 days. Vehicle is CRB-556 control. Day 0 is start of dosing with test compounds. Oral glucose challenge (2 g/kg, post overnight fast) and insulin sensitivity testing (2 U/kg Humulin IP, post 6 hour fast) were done on Day 25, 1 hr 45 min after morning dose. N = 5 mice per time point per dose of compound

# CRB-4001 Augments Weight Loss Provided by Semaglutide in Obese Mice



Δ BW (%)
0
-10
-20
-30
0
2
4
6
8
10
12
14
Time (days)
**
***
***
***
Vehicle
Semaglutide
CRB-4001
Semaglutide + CRB-4001

* P < 0.05; *** P < 0.001,

comparing semaglutide (1 nmol/kg shown) + CRB-4001 (1 mg/kg shown) versus monotherapies (N = 8 mice per group)

- CB1 inverse agonist CRB-4001 augmented semaglutide-induced weight loss in obese mice and insulin sensitization (improved basal glucose levels and glucose disappearance rate)
- Wegovy™ approved for chronic weight management by FDA on June 4, 2021*

ONCE-WEEKLY wegovy™ semaglutide injection 2.4 mg

Graph: Zizzari, et al. *CB1 and GLP-1 Receptors Cross Talk Provides New Therapies for Obesity*, Diabetes. 2021;70:421.

*FDA. (2021, June 4) *FDA Approves New Drug Treatment for Chronic Weight Management, First Since 2014* [Press release] https://www.fda.gov/news-events/press-announcements/fda-approves-new-drug-treatment-chronic-weight-management-first-2014

# CRB-4001 Improves Renal Structure Function in a Model of Diabetic Nephropathy



ACR (mg/g)
BUN (mg/dL)
Glomerular area (μm²)
Bowman's space cross-sectional area (μm²)
Damaged Proximal Tubules (%)
Cntrl + Veh
STZ + Veh
STZ + CRB-4001

#P < 0.05 relative to the corresponding streptozotocin (STZ) group treated with vehicle (Veh)

C57Bl/6 mice with STZ-induced diabetic nephropathy were treated for 16 weeks with 3 mg/kg CRB-4001. Compared to the STZ group treated with vehicle.

### CRB-4001 INCREASED:

- Preservation of renal structure

### CRB-4001 DECREASED:

- GLUT2 expression and translocation to basal membrane
- Blood urea nitrogen (BUN)
- Albumin to creatinine ratio (ACR)
- Inflammatory mediators
- Tubulo-interstitial fibrosis

Hinden, et al. *Modulation of Renal GLUT2 by the Cannabinoid-1 Receptor: Implications for the Treatment of Diabetic Nephropathy*, Journal of the American Society of Nephrology. 2018;29:436-446.

# Select Corbus CB1 Inverse Agonists Have Low Brain Drug Levels and Receptor Occupancy with Repeated Dosing in Mice

| Compound | $C_{max}$ Brain: Plasma (Ratio, Range) | $AUC_{0-24}$ Brain: Plasma (Ratio, Range) | CB1 Receptor Occupancy in Brain, Chronic Dosing, 10-20 mg/kg | Comment |
|---|---|---|---|---|
| Rimonabant (Sanofi) | 0.90 - > 1 | – | Upper limit of quantification | Single IP dose[1] |
| CRB-4001* | 0.06-0.07 | 0.49-0.83 | Lower limit of quantification[2] | Accumulates in brain with repeated dosing |
| CRB-556** | 0.01-0.03 | 0.04-0.07 | Lower limit of quantification | Minimal accumulation |
| CRB-545** | 0.01-0.04 | 0.03-0.08 | Lower limit of quantification | No accumulation |
| CRB-625** | 0.00-0.002 | 0.00-0.01 | Not determined | No accumulation |

*We are not continuing development of CRB-4001. **Current candidates under evaluation for potential clinical development

1. Han, et al. *A novel peripheral cannabinoid 1 receptor antagonist, AJ5012, improves metabolic outcomes and suppresses adipose tissue inflammation in obese mice*. FASEB J. 2019; 33:4314-4326.
2. Tam, et. al. *Peripheral cannabinoid-1 receptor inverse agonism reduces obesity by reversing leptin resistance*. Cell Metab. 2012; 16:167-79

# NEW DRUG CLASS:

## CANNABINOID RECEPTOR AGONISTS FOR SOLID TUMORS

# CB2 Agonist Immuno-oncology Program

### PURPOSE

Solid tumors in combination with standard treatments including checkpoint inhibitors

### INNOVATION

- First-in-class
- Affects both tumor cells and immune system
- Potential to augment effects of CPIs

### MOA

- Inhibits cell cycle progression
- Inhibits cell proliferation
- Induces apoptosis
- Reduces angiogenesis
- Reduces epithelial-mesenchymal transformation
- Inhibits cell cycle progression



CB-R2
CB-R1
GPR55
JUND
AC
Ceramide
Raf
AC
FAK
SRC
RHOA
B-Catenin
Akt
P13K
mTor
MEK1/2
ERK1/2
E-cadherin
Vimentin, Fibronectin
Snail1, Slug, Twist
Migration/Invasion
Angiogenesis
EMT
Cell Death
Cell cycle arrest
Proliferation
dimerization
inhibition
activation

Kiskova, et al. *Future Aspects for Cannabinoids in Breast Cancer Therapy*, International Journal of Molecular Sciences. 2019;20:5.

# Corbus CB2 Agonists Reduce Cancer Cell Viability by Promoting Apoptosis

**Inhibition of cancer cell viability, IC50 (μM)**

| Compound | HER2+ Breast Cancer | | | Triple Negative Breast Cancer | | | ER+ Breast Cancer | | Glioblastoma | |
|---|---|---|---|---|---|---|---|---|---|---|
| | BT474 | HCC1954 | SKBR3 | MDA-MB-468 | MDA-MB-231 | MDA-MB-436 | T-47D | MCF7 | SF126 | U251 |
| CRB-199* | 4.5 | 3.5 | 5.2 | 3.1 | 5.4 | 4.0 | 5.4 | >10 | 9.0 | 3.8 |
| CRB-378* | 8.0 | 6.4 | 10.5 | 3.6 | 8.4 | 4.0 | 10.4 | 13.8 | 18.5 | 3.5 |

*Current candidates under evaluation for potential clinical development



Fold Induction (vs. DMSO)
5.0
4.5
4.0
3.5
3.0
2.5
2.0
1.5
1.0
0.5
0.0
CRB-199
CRB-378



Fold Induction (vs. DMSO)
5.0
4.5
4.0
3.5
3.0
2.5
2.0
1.5
1.0
0.5
0.0
CRB-199
CRB-378



Fold Induction (vs. DMSO)
7.0
6.0
5.0
4.0
3.0
2.0
1.0
0.0
CRB-199
CRB-378

Fold-induction of caspases 3 and 7 vs. vehicle (non-cytotoxic concentrations)

Concentrations (μM) 20.0 6.7 2.2 0.7 0.2

# CRB-378 Has Single Agent Activity in HCC1954 Her2+ Breast Cancer Xenograft Model

## CRB- 378 REDUCES TUMOR VOLUME



Vehicle
CRB-378, 5 mg/kg BID
CRB-378, 10 mg/kg BID
Tumor Volume (mm3)
1600
1400
1200
1000
800
600
400
200
* P ≤ 0.05, ** P ≤ 0.01 vs. vehicle,
2 4 6 8 10 12 14 16 18 20 22
Days post grouping (Day)

## CRB- 378 IS CONCENTRATED IN THE TUMOR



CRB-378 5 mg/kg (tumor)
CRB-378 10 mg/kg (tumor)
CRB-378 5mg/kg (plasma)
CRB-378 10 mg/kg (plasma)
CRB-378 Concentration (ng/mL)
1000
800
600
400
200
0
0 1 2 3 4
Time Post Dose (hr)

Female Balb/c mice nude mice were injected in the flank with HCC1954 Her2+ breast cancer cells. Pharmacological treatments for 21 days were started when tumors reached 90-180 mm3 were cultured with vehicle or CRB-378 for different times. Tumor size was measured using a caliper and tumor volume was calculated. Concentration of CRB-378 in plasma and tumors was determined on Day 21 by LC-MS/MS.

PROGRAM 2:



# TARGETING TGFβ ACTIVATING INTEGRINS

# Immune Evasion is Mediated by TGFβ in Late-Stage Tumors



Human NSCLC
***
CD4+ FOXP3+ density (cells/mm2)
150
100
50
0
<5 β8 TPS
5–24 β8 TPS
25–74 β8 TPS
75–100 β8 TPS



Pro-inflammation
IL-17
Th17
RORγ
Pro-Inflammation
Th1
Tbet
Tumor Suppression
Th2
GATA
TGF-β blocks
Th2 Proliferation
Treg
FOXP3
Immune
Suppression
IL-6
IFN-γ
IL-4
IL-2
Cancer Cells
Stromal Cells
TME
TGF-β1
CD8+
Proliferation
Perforin
IFN-γ
Exocytosis
Mast Cells
O2-
NO
NK
NKG2D
Cytokine Production
Cytotoxic Activity
IFN-γ
B cell
IgA Secretion
DC
Antigen Presentation
Cytokine Production
MDSCs
Differentiation
Expansion
Immune/ CD4+
Suppression
Macrophage (M1)
Pro-Inflammatory
Cytokines IL-12
Macrophage (M2)
Anti-Inflammatory
Cytokines IL-4, IL-10
Tumor-promoting
PMN
Degranulation

Seed, et al. *A tumor-specific mechanism of T reg enrichment mediated by the integrin αvβ8*, Science Immunology. 2021; 6:8.
Kim, et al. *Novel therapies emerging in oncology to target the TGF-β pathway*, Journal of Hematology & Oncology. 2021; 14:4.

**Treg numbers are increased in human non-small lung cell cancers in proportion to number of cancer cells expressing β8 (TPS)**

# Lower Survival in Patients with High TGFβ Tumor Gene Signature

## N = 8,461 cancers, multiple cell types



C1
C2
C3
C4
C5
C6
Overall survival, %
0.0
0.2
0.4
0.6
0.8
1.0
0
5
10
15
20
25
Time, years
TGFβ predominance
gene signature

Strong concordance between TGFβ immune expression signature score and overall survival for each immune subtype of tumor



IN CONCORDANCE WITH
LOW DEATH RISK
HIGH DEATH RISK
0.3
0.5
0.7
C1
C1 = WOUND HEALING
C2
C2 = IFN-γ DOMINANT
C3
C3 = INFLAMMATORY
C4
C4 = LYMPHOCYTE DEPLETED
C5
C5 = IMMUNOLOGICALLY QUIET
C6
C6 = TGFβ DOMINANT

Thorsson, et al. *The Immune Landscape of Cancer*, Immunity. 2018; 48:817

# αvβ8 on Tumor Cells Activates TGFβ

## DIFFUSIBLE ACTIVE TGFβ



Pulling force
IC
EC
integrin αVβ8
αV
β8
LAP$_A$
LAP$_B$
RGD
RGD
mTGF-β1$_A$
mTGF-β1$_B$
MHG-8 binding footprint
GARP$_{ECD}$
EC
IC
Resistance or pulling force
TGF-β1 activation
Unfastened straightjacket
+
Active TGF-β1

Liénart, et al. *Structural basis of latent TGF-β1 presentation and activation by GARP on human regulatory T cells*, Science 2018; 3624.

## NON-DIFFUSIBLE ACTIVE TGFβ



Activated TGF-β Receptor
GARP
TGF-β
Prodomain
Integrin αvβ8

Campbell, et al. *Cryo-EM Reveals Integrin-Mediated TGF-β Activation without Release from Latent TGF-β*, Cell. 2020; 180:1.

**Non-diffusible TGFβ may be most relevant form of active TGFβ in cancer**

# Drug Development of Inhibitors of TGFβ-Activating Integrins

| | Oncology | | Fibrosis | |
|---|---|---|---|---|
| | Phase (Disclosed Indication) | Target | Phase (Disclosed Indication) | Target |
| Pfizer | Phase 1 Solid tumors | αvβ8 (Monoclonal antibody) | - | - |
| Pliant | Preclinical | αvβ8 (Small molecule) | Phase 2 IPF & PSC | αvβ6/1 (Small molecule) |
| Morphic Therapeutic | Preclinical | αvβ8 (Small molecule) | Preclinical | αvβ1 (Small molecule) |
| Venn Therapeutics | Preclinical | αvβ8 (Monoclonal antibody) | Preclinical | αvβ8/6 (Monoclonal antibody) |
| AstraZeneca | - | - | Phase 1 CKD | αvβ8 (Monoclonal antibody) |
| Pliant / Novartis | - | - | Phase 1 NASH | αvβ1 (Small molecule) |
| abbvie / Morphic Therapeutic | - | - | Preclinical | αvβ6 (Small molecule) |

Legend: Monoclonal antibody; Small molecule

# CRB-601: Anti-αvβ8 mAb for Solid Tumors

**PURPOSE**

Treatment of solid tumors, in combination with standard treatments including checkpoint inhibitors

**INNOVATION**

- Anti-αvβ8 mAb from Nishimura lab (UCSF)
- Genealogy: mC6D4 > hC6D4 > CRB-601
- Potential to augment effects of CPIs

**MOA**

- Binds with high affinity to block RGD-binding site of αvβ8
- Inhibits activation of diffusible and non-diffusible forms of TGFβ, at ~30-fold lower concentrations than 1st gen C6D4 mAb


TGF-β
L-TGF-β
pro-
domain
β8 βI
αv β–
propeller
β8
hybrid
β8
Psi/EGF1
αv thigh

**TGFβ binding to αvβ8**


C6D4
Fab
αv
β8

**mC6D4 binding to αvβ8**

Campbell, et al. *Cryo-EM Reveals Integrin-Mediated TGF-β Activation without Release from Latent TGF-β*, Cell. 2020; 180:491-493.

## Inhibition of Activation of:

### Diffusible TGFβ


TGF-β activation (%)
150
100
50
0
−3
−2
−1
0
1
2
Inhibitor concentration ($log_{10}$)
Anti-β8 (CD64)
Anti-TGF-β
TGF-βR2-fc
Anti-TGF-βR2
Anti-GARP/L-TGF-β

### Non-Diffusible TGFβ


TGF-β activation (%)
150
100
50
0
−3
−2
−1
0
1
2
Inhibitor concentration ($log_{10}$)
Anti-β8 (CD64)
Anti-TGF-β
TGF-βR2-fc
Anti-TGF-βR2
Anti-GARP/L-TGF-β

Seed, et al. *A tumor-specific mechanism of T reg enrichment mediated by the integrin αvβ8*, Science Immunology. 2021; 6:7.

# C6D4 (Precursor mAb Of CRB-601) Augments Activity of Anti-PD-1 mAb

## MC38 Syngeneic Mouse Colon Cancer Model



tumor volume (LxW^2)*0.5
1000
800
600
400
200
0
0
5
10
15
Days
Percent survival
100
80
60
40
20
0
0 2 4 6 8 10 12 14 16 18 20 22 24 26 28 30
Days after MC38 injection
****
**
*
Isotype control Abs
C6D4
anti-PD-1mAb
C6D4 + anti-PD-1mAbs

* P , 0.05, ** P < 0.01, **** P < 0.0001, vs. isotype control mAbs

C56Bl/6 mice were inoculated with MC38 cells, n = 10 per group. C6D4 (7 mg/kg) and anti-PD-1 (RMP1-14, 20 mg/kg) were administered on days 7, 10, 13, and 16.

Takasaka, et al. *Integrin αvβ8-expressing tumor cells evade host immunity by regulating TGF-β activation in immune cells*, JCI Insight. 2013; 3:3.

# Blocking Both TGFβ and PD-1 Augments T Cell Infiltration in Tumors



Isotype
Anti-PD-L1
Normal tissue
Tumour
200 µm
Tumour
Normal tissue
Tumour periphery
Anti-TGFβ
Anti-PD-L1 + anti-TGFβ
Normal tissue
Tumour
Normal tissue
Tumour
CD3 T cells



Isotype
Anti-PD-L1
Tumour centre
200 µm
Anti-TGFβ
Anti-PD-L1 + anti-TGFβ
CD3 T cells

- Majority of infiltrating cells are CD8+ T cells
- Consistent with lessening immunosuppression
- CRB-601 + anti-PD-1 mAb have the potential to provide superior relief of immunosuppression

Mariathsasan, et al. *TGFβ attenuates tumour response to PD-L1 blockade by contributing to exclusion of T cells*, Nature. 2018; 554:547.

# CRB-601 is Highly Effective at Inhibiting αvβ8-mediated TGFβ Activation In Vitro


Trendline Error
TFG-β activation (% inhibition)
150
100
50
0
-3
-2
-1
0
1
2
[Antibody (μg/ml)] (log10)

| mAb | IC50 |
|---|---|
| Antibody control | N/A |
| Anti-TGFβ mAb | 21.85 μg/ml |
| Precursor mAb of CRB-601 (C6D4) | 0.55 μg/ml |
| CRB-601 | 0.05 μg/ml |

TML cells

Nishimura, S.L., Cormier, A., Ito, S., Lou, J., Marks, J.D., Cheng, Y., Campbell, M.G., Baron, J.L. (2021). Antibodies that bind integrin avb8 and uses thereof. *Patent Cooperation Treaty Pub. No. US2021013720*. Geneva, Switzerland. World Intellectual Property Organization.

# CRB-601 Appears to be Significantly More Effective In Vitro at Inhibiting TGFβ than Equivalent Pfizer mAb



150
100
50
0
-50
TFG-β Activation (% Inhibition)
-2
0
2
Antibody [log10]

| | mAb | IC50 |
|---|---|---|
| ▲ | CRB-601 | 0.75 µg/ml |
| ● | ADWA11 (Pfizer mAb) | 57.7 µg/ml |

OVCAR3 cells

Nishimura, S.L., Cormier, A., Ito, S., Lou, J., Marks, J.D., Cheng, Y., Campbell, M.G., Baron, J.L. (2021). Antibodies that bind integrin avb8 and uses thereof. *Patent Cooperation Treaty Pub. No. US2021013720.* Geneva, Switzerland. World Intellectual Property Organization.

# CRB-601 Has Single Agent Effect in Syngeneic Lung Cancer Tumor Animal Model

Syngeneic model: Lewis lung carcinoma



Tumor Volume
**
Tumor Volume (mm3)
2000
1000
0
mAb Dose Escalation Cohorts
Tumor Weight
*
Tumor Weight (g)
3
2
1
0
mAb Dose Escalation Cohorts
Control mAb @2 mg/kg
Control mAb @5 mg/kg
Control mAb @10 mg/kg
CRB-601 @2 mg/kg
CRB-601 @5 mg/kg
CRB-601 @10 mg/kg

* Student's unpaired t-test, $p < 0.05$

** Student's unpaired t-test, $p < 0.01$

Nishimura, S.L., Cormier, A., Ito, S., Lou, J., Marks, J.D., Cheng, Y., Campbell, M.G., Baron, J.L. (2021). Antibodies that bind integrin avb8 and uses thereof. *Patent Cooperation Treaty Pub. No. US2021013720.* Geneva, Switzerland. World Intellectual Property Organization.

# CRB-602: Anti-αvβ6/8 mAb for Fibrosis and Cancer

**INCREASED EXPRESSION OF αvβ6 IN FIBROTIC AREAS IN LUNG OF IDIOPATHIC PULMONARY FIBROSIS (IPF) SUBJECTS**



a
HRCT
b
1st PET image
c
2nd PET scan
IPF
-1024
HU
1024
0
SUV
1.15
fibrosis
αvβ6
d
HRCT
e
1st PET image
f
2nd PET scan
IPF
-1024
HU
1024
0.25
SUV
1.25
g
PET
h
PET
i
PET
Normal
0.25
SUV
1.25

Lukey, et al. *Clinical quantification of the integrin αvβ6 by [18 F]FB-A20FMDV2 positron emission tomography in healthy and fibrotic human lung (PETAL Study)*. European Journal of Nuclear Medicine and Molecular Imaging. 2020; 47:974.

- Licensed from by Panorama Research Inc.
- αvβ6 integrin also activates TGFβ
- αvβ6 is expressed in high levels on tumors of epithelial origin (carcinomas)
- αvβ6 is also expressed on epithelial cells in fibrotic diseases and thought to play an important role in lung, liver, biliary, and kidney fibrosis
- αvβ6 is more highly expressed in fibrotic areas in lungs of IPF subject than in non-fibrotic areas or normal lungs
- Antibody that targets both αvβ6 and αvβ8 may be useful in treatment of certain carcinomas
- Corbus anti-αvβ6/8 mAb will be tested in animal models of cancer and fibrosis, with estimated Phase 1 start by end of 2022

# Expected Clinical Milestones 2021-2022

| PROGRAM | MILESTONE | H2 2021 | H1 2022 | H2 2022 |
|---|---|---|---|---|
| LENABASUM IN SYSTEMIC LUPUS ERYTHEMATOSUS | PHASE 2 DATA | ✓ | | |
| CB1 INVERSE AGONISTS IN METABOLIC DISEASES | PHASE 1 | | ✓ | |
| CB2 AGONIST IN SOLID TUMORS | PHASE 1 | | | ✓ |
| CRB-601 IN SOLID TUMORS (anti-$\alpha v\beta 8$ mAb) | PHASE 1 | | | ✓ |
| CRB-602 IN FIBROSIS (anti-$\alpha v\beta 6/8$ mAb) | PHASE 1 | | | ✓ |

## FINANCIAL PROFILE:
## CRBP (NASDAQ)

**125M** Common Shares Outstanding (140.1M Fully Diluted)

**$125M** Cash Balance as of 3.31.2021

# A Team with a Proven Record of Execution



**Yuval Cohen, PhD**
Chief Executive Officer, Director
Executive leadership experience in inflammatory disease drug



**Sean Moran, CPA, MBA**
Chief Financial Officer
Senior financial experience with emerging biotechnology, drug delivery and medical device companies



**Craig Millian, MBA**
Chief Commercial Officer
Experience leading commercial organizations and building successful brands at multiple biopharma companies



**Barbara White, MD**
Chief Medical Officer and Head of Research
Previous academician with industry, clinical development, and medical affairs experience in inflammatory and autoimmune diseases



**Ross Lobell**
VP, Regulatory Affairs
Regulatory affairs experience with an extensive biopharmaceutical background in leading preclinical, clinical and nonclinical regulatory strategies



**Dylan Wenke**
Head, Business Development
Experience leading corporate development, partnerships, and collaborations at pharmaceutical and venture-backed startups

# An Experienced and Engaged Board of Directors



**Amb. Alan Holmer Ret.**
Chairman of the Board
More than two decades of public service in Washington, D.C. including Special Envoy to China; Former CEO of PhRMA



**Avery W. (Chip) Catlin**
Director
More than 25 years of senior financial leadership experience in life science companies; Former CFO and Secretary of Celldex Therapeutics



**Yuval Cohen, PhD**
Chief Executive Officer, Director
More than 13 years of executive leadership experience in inflammatory disease drug development



**Rachelle Jacques**
Director
More than 25-year professional career, experience in U.S. and global biopharmaceutical commercial leadership, including multiple high-profile product launches in rare diseases; CEO of Enzyvant Therapeutics



**John K. Jenkins, MD**
Director
Distinguished 25-year career serving at the U.S. FDA, including 15 years of senior leadership in CDER and OND



**Pete Salzmann, MD, MBA**
Director
20 years of industry experience and currently serves as Chief Executive Officer of Immunovant (NASDAQ: IMVT), a biopharmaceutical company focused on developing therapies for patients with autoimmune diseases


CORBUS®
PHARMACEUTICALS
Connecting Innovation to Purpose
NASDAQ: CRBP • CorbusPharma.com • @CorbusPharma

# RESOLVE-1 Phase 3 in Systemic Sclerosis

**Largest ever study in diffuse cutaneous systemic sclerosis (n=365, 52-weeks, 76 global sites)**

First in a group of studies to allow patients to remain on background immunosuppressant therapy (IST)

**RESULTS**

Study did not meet primary endpoint

**KEY LEARNINGS**

Under-appreciated benefit from IST (especially in newly diagnosed patients) led to much higher improvement in the control group than anticipated

**PRIMARY EFFICACY ENDPOINT: MEDIAN ACR CRISS SCORES AT WEEK 52**

| Visit 11 (Week 52) | Lenabasum 20 mg BID · N = 120 | Lenabasum 5 mg BID · N = 120 | Placebo N = 123 |
|---|---|---|---|
| n | 100 | 113 | 115 |
| Mean (SD) | 0.598 (0.432) | 0.575 (0.423) | 0.636 (0.422) |
| Median (Q1, Q3) | 0.888 (0.061, 0.997) | 0.827 (0.070, 0.988) | 0.887 (0.071, 0.999) |
| p-value (Ranked Score, MMRM) | 0.497 | 0.349 | - |

**There were also no significant differences among treatment groups for the secondary efficacy outcomes.**

mITT population, primary efficacy analysis. MMRM with imputed values for missing core items, except LOCF for core items missing because of COVID-19.

**NEXT STEPS: PREPARING THE RESOLVE-1 STUDY DATA FOR PUBLICATION AND WILL DECIDE ON THE NEXT STEPS IN THE DEVELOPMENT PROCESS PENDING THE OUTCOME OF THE DETERMINE STUDY.**

# PHASE 3 • Subjects Treated With Lenabasum 20 mg BID Added to Established IST (> 2 Year Duration) Had Stable FVC % Predicted

## POST-HOC ANALYSES

Subjects treated with lenabasum 20 mg BID added to established immunosuppressant therapies (IST) had stable FVC % predicted over 1 year



Nominal P = 0.039
Week 52, 2-sample t -test
Change in FVC, % predicted, mean (SEM)
4
2
0
-2
-4
-6
-8
-10
N = 38
N = 26
Lenabasum 20 mg BID
Placebo
0
4
8
12
16
20
24
28
32
36
40
44
48
52
WEEKS

IST = immunosuppressant therapies. Post-hoc analyses, per protocol population of subjects who completed study drug and Week 52, LOCF for any missing values. Subjects were receiving at least 1 background IST for greater than 2 years treatment duration at baseline, and any MMF treatment must be > 2 years duration

# CRB-4001 Acts In a Variety of Key Metabolic Pathways



Hyperglycemia
Glucose
GLUT2
Glucose
GLUT2
GLUT2
Glucose
GLUT2
Glucose
GLUT2
PKCβ1
Ca2+
CB1R
ER
Apical membrane
Basal membrane



Hyperglycemia+
CB1R antagonism/absence
Glucose
GLUT2
Glucose
GLUT2
Glucose
PKCβ1
Glucose
GLUT2
Glucose
GLUT2
CB1R
CRB-4001
ER
Apical membrane
Basal membrane

Hinden, et al. *Modulation of Renal GLUT2 by the Cannabinoid-1 Receptor: Implications for the Treatment of Diabetic Nephropathy*, Journal of the American Society of Nephrology. 2018;29:436-446.